UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2025

Angel Oak Mortgage REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
9.500% Senior Notes due 2029	AOMN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 14, 2025, Angel Oak Mortgage REIT, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2025 Annual Meeting”) to (i) elect the eight (8) directors listed below, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

At the close of business of March 18, 2025, the record date for the 2025 Annual Meeting, an aggregate of 23,500,175 shares of the Company’s common stock were issued and outstanding. At the 2025 Annual Meeting, 15,112,985 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2025 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Michael Fierman	11,783,389	325,457	3,004,139
Edward Cummings	11,765,406	343,440	3,004,139
Craig Jones	11,808,539	300,307	3,004,139
W.D. (“Denny”) Minami	12,028,121	80,725	3,004,139
Jonathan Morgan	11,901,460	207,386	3,004,139
Landon Parsons	12,079,417	29,429	3,004,139
Noelle Savarese	12,087,878	20,968	3,004,139
Vikram Shankar	11,770,928	337,918	3,004,139

(2) For the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Number of Votes For	Number of Votes Against	Abstentions
15,058,259	21,032	33,694

(3) For the approval, on a non-binding, advisory basis, a resolution regarding the compensation of the Company’s named executive officers:

Number of Votes For	Number of Votes Against	Abstentions
11,814,391	250,192	44,263

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025	ANGEL OAK MORTGAGE REIT, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer